Exhibit 99.2

Cincinnati Bell 2nd Quarter 2007 Review SubTitle: August 2, 2007

Agenda  Performance Highlights Jack Cassidy, President & CEO   2. Operational Overview  Rod Dir, Chief Operating Officer  3. Financial Overview  Brian Ross, Chief Financial Officer  4. Q & A

Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Performance Highlights Jack Cassidy President & CEO

2Q 2007 Accomplishments Year-over- year revenue and EBITDA growth of 2% and free cash flow of $38M Double digit growth in Data Center and Managed Services revenue, capacity & utilization Continued growth in Wireless service revenue, margins & subscriber base On-going DSL subscriber and data transport revenue growth

2007 Revenue Growth 13% increase in Wireless service revenue 13% increase in postpaid subs Wireline Data/Other +8% data +9% LD 36% increase in Data Center and Managed Service Partially offset lower Telecom & IT Equipment  ($’s in millions) $323  ($6) $8 $7  ($6) $329 * May not foot due to rounding $4

2007 EBITDA Growth Wireline reduction reflects higher costs associated with expansion markets and business growth Wireless EBITDA grew 48% y/y Sequential as well as y/y improvement Technology Solutions’ 15% increase due to Data Center and Managed Services growth  ($’s in millions) * May not foot due to rounding  2Q06 EBITDA Wireline Wireless Technology Solutions Broadband 2Q07 EBITDA Core EBITDA $116  $110  $110  116 $117  $118  Wireless growth   $6    TS    1  wireline  $6     broadband     $1

Earnings per Share Growth  (Excludes special items) 2Q06 included a $3M special item ($2M after-tax) gain on sale of broadband assets  (per GAAP) 6% 2Q06 2Q07 0.086 0.084 2Q06 2Q07 0.079 0.084

2007 Wireless Margin Expansion 27% EBITDA margin 7 point margin improvement versus 2Q06 Expanding service revenue, leveraging network and supply chain efficiencies Fewer postpaid gross activations and lower overall sales and advertising costs ($’s in millions) * May not foot due to rounding 27% 20%  2Q06 EBITDA Subscriber Base Acquisition Expense 2Q07 EBITDA Core EBITDA $13  $13 $17  $20  EBITDA  $4 3

Wireline Data Revenue Growth  8%  11%  9%  10%  8%  20% y/y DSL subscriber growth 1% gross add increase Decreased churn Data Transport revenue also contributed to the growth  ($’s in millions)  2Q06 3Q06 4Q06 1Q07 2Q07 Service 58.8 60.7 62.0 62.5 63.5

Data Center Build Out Update  Estimated Capacity Growth (sq ft)  (in thousands)  by qtr end  Construction complete and billing began on 20,000 square feet of capacity at end 2Q07 70,000 sq ft still under construction with 50,000 sq ft expected to be complete by year end An indication of strong demand = currently negotiating terms in agreements for 50,000 expected to complete by year end  1Q07 2Q07 3Q07 4Q07 1Q08 Existing 91 91 111 122 164 New Capacity  20 11 42 19

2Q07 Revenue by Market Increasing business % of total  (before intercompany eliminations) Consumer 44% Business 56% Revenue growth from business customers  56% both 2Q07 and 2Q06 Up 2 pts from 1Q07 Business y/y revenue growth of 2%

Continued Diversification of Revenue Base Majority of total revenue derived from sources other than traditional consumer wireline voice 82% vs 80% in 2Q06  (before intercompany eliminations)  (includes Long Distance)  18%  19%  22%  17%  9%  15% Wireless Technology Solutions Other Wireline 22 17 9

CB Home Run Universal Mobile Access (UMA) product converging wireless and wireline service launched June 18th First North American wireless carrier to commercially launch the service Ultimate bundle for consumer and business customers Unparalled in-building reception and unlimited calling for an incremental monthly service fee DSL bundled customer eligible for unlimited calling plan

Summary Grow Data center and enterprise revenues Wireless and wireline interoperability De-lever Transfer value to Shareholders Generate free cash flow  Defend Consumers’ #1 choice for communication needs

Operational Overview  Rod Dir  Chief Operating Officer

Wireless Revenue and EBITDA Double digit growth in both revenue and EBITDA  Service revenue up 13% from 2Q06, increasing $5M from 1Q07 Postpaid subs up 13%  7 point EBITDA margin improvement vs. 2Q06  13%  8%  13%  19%  12%  ($’s in millions)  2Q06 3Q06 4Q06 1Q07 2Q07 Service 59.9 59.2 61.5 62.2 67.4  2Q06 3Q06 4Q06 1Q07 2Q07 EBITDA 13 14 15 16.7 19.5

Postpaid Wireless Growth  Five consecutive quarters of double digit y/y subscriber growth  Driving the 13% y/y postpaid service revenue increase 1.5% churn  14 basis point improvement over 2Q06 Net adds of 7K down 36% y/y Lower consumer gross adds Improved churn but on higher base $48 ARPU –1% v. 2Q06 43% of decline is outcollect due to legacy AT&T wireless   ($’s in millions)  (in thousands)  13%  17%  15%  16%  15%  2Q06 3Q06 4Q06 1Q07 2Q07 Post Serv Reve 48 49 50 49.8 54.4  2Q06 3Q06 4Q06 1Q07 2Q07 Subscribers 339.3 350.1 365.8 375.8 383.2

Prepaid Wireless 6% growth in prepaid service revenue ARPU up 8% y/y Subscribers essentially flat  LEAP’s launched in Cincinnati on 6/20/06 3K net add loss 2Q seasonally down to 1Q 10k net adds YTD New rate plans continue to drive ARPU and service revenue growth   Prepaid Service Revenue  ($’s in millions)  2Q06 3Q06 4Q06 1Q07 2Q07  Serv Rev $11.1  $9.6  $10.8  $11.3  $11.7 2Q06 3Q06 4Q06 1Q07 2Q07  ARPU $20.87  $19.51  $22.71  $22.42  $22.44

DSL Subscriber Activity 20% subscriber base growth y/y 212,000 subscribers at 2Q07 4K net adds Down 1.5K vs 2Q06 Gross adds up 1% 6 basis point churn improvement 38% penetration of in-territory consumer primary lines 9 percentage point improvement vs 2Q06  1.88% Churn  1.94% Churn   Gross Adds Deacts Net Adds Units 15,900 4,200 4,200 change  11,700  Gross Adds Deacts Net Adds Units 15,700 5,700 5,700 change 10,000

ILEC Access Line Loss Total access line loss was 5.4% y/y 7.1% ILEC loss 29% increase in CLEC lines  Lower gross adds continue to be the driver of in-territory line loss Developing new strategies  Deactivations are decreasing Churn remains below 2%  (in thousands)  2Q06 3Q06 4Q06 1Q07 2Q07  Gross 32 32 24 22 21  2Q06 3Q06 4Q06 1Q07 2Q07  Deacts (44) (48) (40) (36) (36)

Retaining High Value Customers Revenue per household up 10% from 2Q06 14% y/y increase in Super Bundle subscribers 35% of ILEC Households in Bundle Access line churn remains below 2% partly due to bundling efforts Drives DSL and Wireless subscriber growth  2Q06 3Q06 4Q06 1Q07 2Q07  Revenue per HH $83 $84 $88 $90 $92

$3M CLEC growth offsetting $3M ILEC decline  ($’s in millions)  (units in thousands)  2Q06 3Q06 4Q06 1Q07 2Q07 Total $5.6 $6.1 $6.6 $7.4 8.4 2Q06  2Q07 Data Revenue 43.6  $56.20 2Q06 2Q07 Data Revenue 1.9 $6.80

Technology Solutions Revenue Overall revenue declined 1% y/y 12% decrease y/y in lower margin telecom and IT equipment revenue Variable in nature: customer projects & budget availability Data Center and Managed Services revenue increased 36% Increased capacity and utilization Higher product margin growth driving y/y 15% EBITDA growth. ($’s in millions)  2Q06 3Q06 4Q06 1Q07 2Q07 Telecom and IT Equipment 45.3 42.6 47.8 32.4 39.7 2Q06 3Q06 4Q06 1Q07 2Q07 DC 11.3 12.8 12.7 14.4 15.4

Financial Overview Brian Ross Chief Financial Officer

New Reporting Segments Wireless and Technology Solutions segments remain unchanged   Old Segments  New Segments  Local (CBT)  Broadband  Other   (LD, security, payphone)  Wireline  LD, security & payphone either  sold along with local services and/or delivered over local network.  No longer have historical broadband operating results within the reporting period.  Moving to Corporate

Segment Financials  ($’s in millions)  Excludes corporate and eliminations  Revenue EBITDA  2Q07 y/y Growth 2Q07 y/y Growth Wireline $204 0% $98 -5% Wireless $74 11% $20 48% Technology Solutions $58 -1% $6 15%

Free Cash Flow affected by Higher Capital Expenditures  ($ in millions) Body:  +$15M data center capex Partially offset by -$6M wireless capex  Use of working capital increased by $8M y/y Includes a $2.5M pension contribution in the quarter Remainder of the $4M contribution to be paid by year end  2Q06 Free Cash Flow EBITDA Capital WC/Other 2Q07 Free Cash Flow  Core EBITDA $52  $52 $45  $38  $38   EBITDA  $2 CapEx   $9   Inc Tax Pmts    $7   Other

Capital Expenditures $9M increase compared to 2Q06 Wireline spending flat 12% of revenue Wireless declined $6M GSM investment slowdown in anticipation of 2008 3G capacity Technology Solutions up $15M Data Center investment ($ in millions)  2Q06 3Q06 4Q06 1Q07 2Q07 Wireline 24.6 21.4 20 23.4 24.7 Wireless 12.8 11 15.2 6.2 6.6 Technology Solutions 1.491 2.8 6.3 12.7 16.5

Net Debt Continues to Decline Continue to reduce debt with free cash flow Reduction of over $100M year over year Reduced leverage 0.3x to 4.2x Committed to reducing net debt over time   2Q06 2Q07 Net Debt $2,075 $1,959 ($’s in millions)

Non-GAAP Reconciliations (please refer to the Earnings Financials)